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                                                                    Exhibit 3.97



                           ARTICLES OF ORGANIZATION
                       DOMESTIC LIMITED LIABILITY COMPANY
                      Office of the Secretary of the State
30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-0470 / Rev. 03/13/2003
                          See reverse for instructions
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                           Space For Office Use Only          Filing Fee: $60.00


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1. NAME OF THE LIMITED LIABILITY COMPANY


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2. NATURE OF BUSINESS TO BE TRANSACTED OR THE PURPOSES TO BE PROMOTED



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3. PRINCIPAL OFFICE ADDRESS (See instructions for further details.)


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4. APPOINTMENT OF STATUTORY AGENT FOR SERVICE OF PROCESS
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Name of agent            Business address (P.O. Box is not acceptable)


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                         Residence address (P.O. Box is not acceptable)


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                           Acceptance of appointment
                             C T Corporation System

               By:
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                               Signature of agent
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5. MANAGEMENT
    (Place a check mark next to the following statement only if it applies)
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   ___The management of the limited liability company shall be vested in one or more managers.
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6. MANAGER(S) OR MEMBER(S) INFORMATION
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    Name          Title          Business Address          Residence Address
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                                  7. EXECUTION



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         Print or type name of organizer                 Signature
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       Reference an 8 1/2 x 11 attachment if additional space is required